Exhibit 10.26

                              May 27, 1998


Interactive Magic Inc.
P.O. Box 13491
Research Triangle Park, North Carolina 27708

Ladies and Gentleman:

     In connection with the proposed initial public offering (the "IPO") of shares of Common Stock of Interactive Magic, Inc. (the "Company"), the undersigned hereby (A) agree that notwithstanding any other provision of the Articles Supplementary, dated February 3, 1998, of the Company (the "Articles") and solely for purposes of Section 4 of the Articles, the number of shares of Common Stock into which the Series B Preferred Stock shall be convertible shall be 2,045,649 (post-split); provided, that the foregoing agreement shall be terminated and of no further force and effect (i) if the IPO is not consummated by August 31, 1998, (ii) if the number of shares of the Company outstanding immediately prior to the effective date of the registration statement relating to the IPO shall exceed 8,000,000, (iii) if the initial public offering price (as set forth on the cover page of the prospectus relating to the IPO filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, or, if no prospectus is required to be filed pursuant to said Rule 424(b), the prospectus included in the registration statement as amended at the time it was declared effective) is less than $8.00 or more than $10.00 or (iv) if pages 3, 5, 6, 46, 47 and 49 of the draft IPO prospectus, which pages are attached hereto, as they relate to capitalization and security ownership of the Company, shall be changed in any material respect and (B) agree to waive the provisions of Section 2.5(a) of that certain Investor's Rights Agreement dated as of February 4, 1998 (the "Agreement") by and between the Company and Vertical Financial Holdings in consideration for the issuance to the undersigned and its assignees of an aggregate of 50,000 shares of Common Stock of the Company, it being understood that such shares are included in the 2,045,649 shares referenced above.

                              Very truly yours,

                              VERTICAL FINANCIAL HOLDINGS
                              By: /s/ Jacob Agam
                                  -----------------------------
                                  Jacob Agam
                                  Chairman


                              PAMPERO LIMITED
                              By: /s/ Ullrich Angersbach
                                  -----------------------------
                                  Name:  Ullrich Angersbach
                                  Title: Director


                              LUDWIG RUPPERT
                              /s/ Ludwig Ruppert
                              ---------------------------------


                              ULLRICH ANGERSBACH

                              /s/ Ullrich Angersbach
                              ---------------------------------


                              SURIEL FINANCIAL CONSULTING
                              By: /s/ Avi Suriel
                                 ------------------------------
                                 Name:  Avi Suriel
                                 Title: Consultant


                              LUPIN INVESTMENTS SERVICES
                                LIMITED

                              By: /s/ Jacob Agam
                                 ------------------------------
                                 Name: Jacob Agam
                                 Title:


                              HENILLA FINANCIAL LTD.

                              By: /s/ Jacob Agam
                                 ------------------------------
                                 Name: Jacob Agam
                                 Title:



ACCEPTED AND AGREED TO:

INTERACTIVE MAGIC, INC.


By: /s/ Robert L. Pickens
   --------------------------
   Robert Pickens
   President